                                                                  Exhibit 10.54

April 3, 1998

Davis Series, Inc.
Selected American Shares, Inc.
c/o Davis Selected Advisers, L.P.
P.O. Box 1688
124 E. Marcy Street
Santa Fe, New Mexico 87501

     RE:  PRIVATE PLACEMENT OF CENTERPOINT COMMON SHARES

Gentlemen:

The following confirms the terms of your acquisition of Common Shares of Beneficial Interest, par value $.001 per share (the "Common Shares"), of CenterPoint Properties Trust, a Maryland real estate investment trust (the "Company").

     1. PURCHASE AND SALE OF COMMON SHARES. On the Closing Date (as defined below), you agree to purchase, and the Company agrees to issue and sell, 370,000 Common Shares in the names and denominations set forth on Exhibit A hereto (the "Securities"), at $33-3/8 per share, for an aggregate purchase price of $12,348,750. Payment shall be made by wire transfer in immediately available funds to the account specified by the Company.

     2. CLOSING. The Closing of the transactions contemplated herein shall occur on April 8, 1998 (the "Closing Date"). Delivery of certificates evidencing the Securities shall be made at the offices of State Street Bank and Trust Co., New York, New York on the Closing Date.

     3. PURCHASER REPRESENTATIONS AND WARRANTIES. In purchasing the Securities, you represent and warrant that (i) the Securities are being acquired for your own account, not as a nominee or agent for any other party, and not with a view to the resale or distribution of any part thereof, (ii) you have such knowledge and experience in financial or business matters that you are capable of evaluating the merits and risks of an investment in the Securities and can bear the economic risk of the investment, (iii) you are an "accredited investor" within the meaning of Rule 501 of the Rules and Regulations promulgated under the Securities Act of 1933, as amended (the "Act"), (iv) the Securities being acquired hereunder are "restricted securities" under federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such



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Davis Series, Inc.
Selected American Shares, Inc.
c/o Davis Selected Advisers, L.P.
April 3, 1998
Page 2

laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances, and (v) you are familiar with Rule 144 of the Act and understand the resale limitations imposed thereby and by the Act.

     4. LEGEND. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

     (a) "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"), and have been issued pursuant to exemptions under the Act and under applicable state securities laws. These securities may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under the Act or an opinion of counsel satisfactory to the Company that such registration is not required under the Act or under applicable state securities laws or unless sold pursuant to and in compliance with Rule 144 of the Act." The foregoing legend shall be removed from any such certificate at the request of the holder thereof at such time as the shares represented thereby become eligible for resale pursuant to Rule 144(k).

     (b)  Any legend required by applicable state securities laws.

     (c)  Any legend required under the Company's Declaration of Trust.

Please confirm your agreement with the foregoing terms by signing a copy of this letter and returning it to my attention.

Sincerely yours,

/s/ Rockford O. Kottka

Rockford O. Kottka
Senior Vice President

Davis Series, Inc.
Selected American Shares, Inc.
c/o Davis Selected Advisers, L.P.
April 3, 1998
Page 3

     ACCEPTED AND AGREED TO THIS 8TH DAY OF APRIL, 1998.


DAVIS SERIES, INC.



By: /s/ S. Reed
    -------------------------------
  Its:


SELECTED AMERICAN SHARES, INC.



By: /s/ S. Reed
    -------------------------------
  Its:

                                     EXHIBIT A



 Name of Purchaser                               Number of Common Shares
 -----------------                               -----------------------
 Davis Real Estate Fund, an authorized
    portfolio of Davis Series, Inc.                      300,000

 Selected American Shares, Inc.                          70,000